Click here to view the fund's statutory prospectus
or statement of additional information

Summary Prospectus

March 1, 2013

American Independence
Fusion Fund

Institutional | AFFSX | 026762450
Class A | AFFAX | 026762443

The Fund’s statutory Prospectus and Statement of Additional Information dated March 1, 2013, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.aifunds.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured •May Lose Value •No Bank Guarantee

Fusion Fund

FUND SUMMARY – FUSION FUND

Investment Objectives/Goals.

The Fund’s investment objective is long-term capital appreciation across a wide variety of market conditions, with the goal of providing longer-term investors better returns with less volatility than the broad equity market averages across a full market cycle.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.40%	1.40%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses:
Short Sale Dividend Expenses	0.29%	0.29%
Administrative Expenses	4.61%	4.61%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	6.35%	6.85%
Fee Waivers and Expense Reimbursements(1)	-4.11%	-4.11%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	2.24%	2.74%

(1)    Pursuant to an operating expense limitation agreement between American Independence Financial Services, LLC (“American Independence” or the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund until March 1, 2014 to ensure that Total Annual Operating Expenses do not exceed 1.90% and 2.40% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses” and “Short Sale Dividend Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$227	$1,515	$2,768	$5,755
Class A Shares	$836	$2,132	$3,381	$6,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 229% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund, which is a U.S. long short equity fund, intends to invest in the following manner:

➢  Long and short positions in equities traded in the U.S. and exchange-traded funds (“ETFs”) representing U.S., global and international indices;

➢  Equities and ETFs in both developed an emerging markets outside the U.S.;

➢  Maintain a net delta adjusted exposure range from 40% to 80%. The delta adjusted exposure is a measure of the sensitivity of the Fund's assets to a change, up or down, in broad U.S. equity market indices. Will hold long positions with an aggregate value of up to 100% of its net assets and establish short positions of up to 45% of its net assets;

➢  May use put and call options on equities, indices, or ETFs representing such indices, to alter the Fund’s net delta adjusted exposure outside the 40% to 80% range, primarily for hedging purposes but also to increase market value when warranted;

➢  Invest in convertible, preferred and debt securities of U.S. corporations;

➢  Up to 30% of its net assets, plus borrowings for investment purposes, in U.S. Government bonds; and

➢  Other investment companies.

Main types of securities in which the Fund may invest:

➢  U.S. Common stocks traded on major stock exchanges

➢  ETFs and Other Investment Companies

➢  Foreign securities

➢  Preferred securities

➢  U.S. Government and Corporate Bonds

➢  Short-term money market securities

➢  Put and call options on equities, indices, or ETFs representing such indices

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of a Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ETF and Investment Company Risk.  The Fund may invest in ETFs, closed-end funds and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities and other securities.  You will indirectly bear proportionate fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Emerging Markets Risk. Investing in securities of foreign developing countries generally is riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

Leveraging Risk. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. If the Fund leverages its portfolio, the Fund may be more volatile than if it had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in short selling and derivative transactions and are required to identify and earmark assets to provide asset coverage for short positions and derivative transactions. The Fund’s transactions in futures contracts, swaps and options could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Tax Risk. Investing in short sales will subject the Fund to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 39.6%).

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the Fund’s benchmark, the S&P 500 Index, and that of the Consumer Price Index. The Fund has been in existence since December 22, 2009.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A Shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	9.98%	4Q 2011
Worst quarter:	(11.85)%	3Q 2011

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	Since Inception (12/22/2009)
Institutional Class Shares
Return Before Taxes	6.65%	-1.17%
Return After Taxes on Distributions	6.65%	-1.17%
Return After Taxes on Distributions and sale of shares	4.32%	-0.99%
Class A Shares (Return Before Taxes)	0.05%	-4.88%†
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	10.69%
Consumer Price Index*	1.61%	2.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares reflect the deduction of sales loads. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

†  Class A Shares commenced operations on 6/30/2011. The return shown reflects the return information for Institutional Class Shares from 12/22/2009 through 6/29/2011 and adjusted for expense differences.

* The since inception return for the Consumer Price Index (“CPI”) is from December 31, 2009 through the reporting period since the CPI is only reported on a monthly basis.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Eddystone Capital, LLC (“Eddystone”), located at 230 Park Avenue, Suite 534, New York, NY 10169, serves as the sub-adviser to the Fund. The portfolio managers responsible for the day-to-day management of the Fund are shown below:

Manager Name	Primary Title	Managed the Fund Since
Francis J. Ledwidge	Chief Investment Officer	2011
Timothy D. Voake	Portfolio Manager	2011

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.